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                                                                    EXHIBIT 23.3



                         CONSENT OF RYDER SCOTT COMPANY



                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


     As independent petroleum engineers, we hereby consent to the incorporation by reference of our report included in this Form 10-K, into Tom Brown, Inc.'s previously filed Registration Statements on Form S-8 Nos. 33-42991, 33-44225, 33-60191, 33-60842, 33-13157, 33-30069, 33-42011, 333-56577, 333-69353,
333-31426, 333-89031 333-89033, 333-31426 and 333-51320.



                                                             RYDER SCOTT COMPANY

March 13, 2001